UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 6, 2014
Date of Earliest Event Reported: April 30, 2014

VERTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas 77058
(Address of principal executive offices) (Zip Code)

(866) 660-8156
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 6, 2014, Vertex Energy, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the initial closing (the “Initial Closing”) contemplated pursuant to the Asset Purchase Agreement entered into on March 17, 2014 (as amended to date, the “Purchase Agreement”) by and among the Company, Vertex Refining LA, LLC and Vertex Refining NV, LLC, both wholly-owned subsidiaries of Vertex Energy Operating, LLC, a wholly-owned subsidiary of the Company, Omega Refining, LLC (“Omega Refining”), Bango Refining NV, LLC (“Bango Refining”) and Omega Holdings Company LLC (“Omega Holdings” and collectively with Omega Refining and Bango Refining, “Omega” or the “sellers”). In connection with the Initial Closing, we acquired certain assets and operations of Omega Refining (including the Marrero, Louisiana re-refinery and Omega’s Myrtle Grove complex in Belle Chaise, Louisiana), ownership of Golden State Lubricants Works, LLC (“Golden State”), a strategic blending and storage facility located in Bakersfield, California and certain of Omega’s prepaid assets and inventory (collectively, the “Acquired Business”).  At that time, the Company stated in the Original Report that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this Amendment No. 1 to the Original Report, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.  This Current Report on Form 8-K does not amend or modify the Original Report, except as to Item 9.01.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial Statements of Businesses Acquired.

(1)
The Audited Balance Sheets of the Acquired Business as of December 31, 2013 and 2012, and Audited Statements of Operations and Member’s Equity for the years ended December 31, 2013 and 2012, Audited Statements of Cash Flows for the years ended December 31, 2013 and 2012, the notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A.

(2)
The Unaudited Balance Sheet of the Acquired Business as of March 31, 2014, and the Unaudited Statements of Operations and Member’s Equity for the three months ended March 31, 2014 and 2013, and the notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A.

(b)           Pro Forma Financial Information.

(1)
The Unaudited Pro Forma Combined Balance Sheet of Vertex Energy, Inc. as of March 31, 2014, Unaudited Pro Forma Combined Statement of Operations for the three months ended March 31, 2014, and Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2013, are filed as Exhibit 99.3 to this Form 8-K/A.

(d)           Exhibits.

Exhibit No.	Description
23.1	Consent of Hein & Associates LLP
99.1
Audited Balance Sheets of the Acquired Business as of December 31, 2013 and 2012, Audited Statements of Operations and Member’s Equity for the years ended December 31, 2013 and 2012, Audited Statements of Cash Flows for the years ended December 31, 2013 and 2012, and the notes thereto

99.2
Unaudited Balance Sheet of the Acquired Business as of March 31, 2014, and the Unaudited Statements of Operations and Member’s Equity for the three months ended March 31, 2014 and 2013, and the notes thereto

99.3
Unaudited Pro Forma Combined Balance Sheet of Vertex Energy, Inc. as of March 31, 2014, Unaudited Pro Forma Combined Statement of Operations for the three months ended March 31, 2014, and Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX ENERGY, INC.

Date: July 17, 2014	By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Hein & Associates LLP
99.1
Audited Balance Sheets of the Acquired Business as of December 31, 2013 and 2012, Audited Statements of Operations and Member’s Equity for the years ended December 31, 2013 and 2012, Audited Statements of Cash Flows for the years ended December 31, 2013 and 2012, and the notes thereto

99.2
Unaudited Balance Sheet of the Acquired Business as of March 31, 2014, and the Unaudited Statements of Operations and Member’s Equity for the three months ended March 31, 2014 and 2013, and the notes thereto

99.3
Unaudited Pro Forma Combined Balance Sheet of Vertex Energy, Inc. as of March 31, 2014, Unaudited Pro Forma Combined Statement of Operations for the three months ended March 31, 2014, and Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2013